                                   EXHIBIT 25

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LSI Industries Inc., an Ohio corporation, which is about to file an annual report on Form 10-K for the fiscal year ended June 30, 1995, under provisions of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Robert
J. Ready or Ronald S. Stowell his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents, in connection therewith, with the Securities and Exchange Commission, hereby grants unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorney-in-fact and agent, or either of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this ___ day of August, 1995.



                                                   /s/  Michael J. Burke
                                                   ---------------------------
                                                   Michael J. Burke

                                   EXHIBIT 25

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LSI Industries Inc., an Ohio corporation, which is about to file an annual report on Form 10-K for the fiscal year ended June 30, 1995, under provisions of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Robert
J. Ready or Ronald S. Stowell his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents, in connection therewith, with the Securities and Exchange Commission, hereby grants unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorney-in-fact and agent, or either of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this ___ day of August, 1995.



                                                /s/  Allen L. Davis
                                                ----------------------------
                                                Allen L. Davis

                                   EXHIBIT 25

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LSI Industries Inc., an Ohio corporation, which is about to file an annual report on Form 10-K for the fiscal year ended June 30, 1995 under provisions of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Robert
J. Ready or Ronald S. Stowell his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents, in connection therewith, with the Securities and Exchange Commission, hereby grants unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorney-in-fact and agent, or either of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this ___ day of August, 1995.



                                        /s/  James P. Sferra
                                        ----------------------------
                                        James P. Sferra

                                   EXHIBIT 25

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LSI Industries Inc., an Ohio corporation, which is about to file an annual report on Form 10-K for the fiscal year ended June 30, 1995, under provisions of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Robert
J. Ready or Ronald S. Stowell his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents, in connection therewith, with the Securities and Exchange Commission, hereby grants unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorney-in-fact and agent, or either of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this ___ day of August, 1995.



                                              /s/   John N. Taylor, Jr.
                                              ---------------------------------
                                              John N. Taylor, Jr.

                                   EXHIBIT 25

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LSI Industries Inc., an Ohio corporation, which is about to file an annual report on Form 10-K for the fiscal year ended June 30, 1995, under provisions of the Securities Exchange Act of 1934, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Robert
J. Ready or Ronald S. Stowell his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents, in connection therewith, with the Securities and Exchange Commission, hereby grants unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorney-in-fact and agent, or either of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this ___ day of August, 1995.



                                                /s/  Donald E. Whipple
                                                -------------------------------
                                                Donald E. Whipple